June 15, 2017

Supplement

SUPPLEMENT DATED JUNE 15, 2017 TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE MID CAP GROWTH PORTFOLIO
(the "Portfolio")
CLASS X AND CLASS Y
Dated May 1, 2017

The Board of Trustees of Morgan Stanley Select Dimensions Investment Series (the "Trust") approved a Plan of Liquidation with respect to liquidation of the Portfolio, a series of the Trust, and termination of the Trust. Subject to shareholder approval and pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's shareholders, all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation") and the Trust will be terminated. The Portfolio will suspend the offering of its shares to all investors at the close of business on or about September 27, 2017. The Liquidation is expected to occur on or about September 29, 2017 and the Trust will be terminated as soon as reasonably practicable following the Liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.